UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

Mr. Amazing Loans Corporation

(Exact name of Registrant as Specified in Its Charter)

Florida	000-55463	90-1069184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 490 Las Vegas, NV	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 227-5626

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On September 5, 2018, the sole director of Mr. Amazing Loans Corporation (the “Company”) notified Rose Snyder & Jacobs LLP (“RSJ”) that it terminated its engagement as the Company’s independent registered public accounting firm, effective as of September 5, 2018.

RSJ’s reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through September 5, 2018, there were no disagreements with RSJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSJ, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during RSJ’s engagement.

The Company provided RSJ with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that RSJ furnish the Company with a letter addressed to the Commission stating whether or not RSJ agrees with the above statements and, if not, stating the respects in which it does not agree. Attached, as Exhibit 16.1 hereto, is a copy of RSJ’s letter to the Commission.

(b)	Engagement of New Independent Registered Public Accounting Firm

As of the date hereof, the Company’s sole director has not appointed a new independent registered public accounting firm. If and when a new independent registered public accounting firm is appointed, the Company will disclose such fact in a Current Report on Form 8-K and provide the disclosures required by Item 4.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Rose Snyder & Jacobs LLP to the Securities and Exchange Commission dated September 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MR. AMAZING LOANS CORPORATION

Date: September 11, 2018	By:	/s/ Paul Mathieson
	Name:	Paul Mathieson
	Title:	President, Chief Executive Officer and Chief Financial Officer